                                                                    EXHIBIT 99.1

                             Form 3 Joint Filer Information

Name:                                  GoldenTree Asset Management LLC

Address:                               300 Park Avenue
                                       21st Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     07/26/2016

Name:                                  Steven A. Tananbaum

Address:                               300 Park Avenue
                                       21st Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     07/26/2016

Name:                                  Treacy Gaffney

Address:                               300 Park Avenue
                                       21st Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     07/26/2016